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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): December 20, 2006

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

        Massachusetts                  333-114018              04-2955061
 (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)

     31 Market Street, Ipswich, Massachusetts                    01938
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

On December 22, 2006 First Ipswich Bancorp filed a Form 10-QSB/A to report restated financial results for the quarter ended September 30, 2006. The restatement was made to reflect the correction of the valuation of securities identified for sale in the Form 10-QSB filed on November 14, 2006 (Original Filing) because the valuations reported in the Original Filing did not reflect market prices as of the reporting date, September 30, 2006. As a result of the restatement, the net loss for the quarter ended September 30, 2006 was reduced to $626,000 from $812,000 in the Original Filing. The Form 10-QSB/A dated December 22, 2006 is incorporated herein by reference.


Item 2.06  Material Impairments.

On December 20, 2006, the Board of Directors of the First National Bank of Ipswich (the "Bank"), a wholly owned subsidiary of First Ipswich Bancorp (the "Bancorp"), concurred with Management's decision to sell an investment security and record an impairment charge as required under generally accepted accounting principles. First Ipswich Bancorp expects to record an impairment charge of approximately $950,000 to $975,000 ($600,000 to $625,000 after tax) in the fourth quarter of 2006. The impairment analysis was completed with the assistance of a third-party consultant who specializes in security portfolio analysis.

The Bank purchased this collateralized debt obligation in December 2004. As disclosed in previous financial statements, Management has reviewed this security for other than temporary impairment for each of the past two quarters. As a result of the decision (on December 20, 2006) to sell the security, the security now is being written down to its estimated fair value.

The Bank does not believe that the impairment charge will result in any future cash expenditures.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP

Date: December 27, 2006                   By: /s/ Timothy L. Felter
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                                              Timothy L. Felter
                                              Senior Vice President and
                                              Chief Financial Officer